INSTRUMENT OF AMENDMENT TO THE
MDU RESOURCES GROUP, INC.
401(k) RETIREMENT PLAN

The MDU Resources Group, Inc. 401(k) Retirement Plan (as amended and restated March 1, 2011) (the “K-Plan”), is hereby further amended, as follows:

1.
Effective August 13, 2015, by replacing the table in Section D-1-2 Eligibility to Share in the Profit Sharing Feature of Supplement D-1, Provisions Relating to the Profit Sharing Feature for Certain Participating Affiliates, in its entirety, with the following:

Participating Affiliate	Current Effective Date (Original Effective Date)[2]
Anchorage Sand & Gravel Company, Inc. (excluding President)	January 1, 1999
Baldwin Contracting Company, Inc.	January 1, 1999
Capital Electric Line Builders, Inc.[1]	January 1, 2014
Cascade Natural Gas Corporation	January 1, 2011 (July 2, 2007)
Concrete, Inc.	January 1, 2001
Connolly-Pacific Co.	January 1, 2007
DSS Company	January 1, 2004 (July 8, 1999)
E.S.I., Inc.	January 1, 2008 (January 1, 2003)
Fairbanks Materials, Inc.	May 1, 2008
Granite City Ready Mix, Inc.	June 1, 2002
Great Plains Natural Gas Co.	January 1, 2008

Participating Affiliate	Current Effective Date (Original Effective Date)[2]
Hawaiian Cement (non-union employees hired after December 31, 2005)	January 1, 2009
Intermountain Gas Company	January 1, 2011
JTL Group, Inc.5/6	January 1, 2015 January 1, 2014
Jebro Incorporated	November 1, 2005
Kent’s Oil Service[4]	January 1, 2007
Knife River Corporation – Northwest (the Central Oregon Division, f/k/a HTS)	January 1, 2010 (January 1, 1999)
Knife River Corporation – Northwest (the Idaho Division)	January 1, 2015
Knife River Corporation – Northwest (the Southern Oregon Division)	January 1, 2012
Knife River Corporation – Northwest (the Western Oregon Division)	January 1, 2012
Knife River Corporation - South (f/k/a Young Contractors, Inc.)	January 1, 2008 (January 1, 2007)
LTM, Incorporated	January 1, 2003
Montana-Dakota Utilities Co. (including union employees)	January 1, 2008
On Electric Group, Inc.[3]	March 7, 2011
Wagner Industrial Electric, Inc.	January 1, 2008
Wagner Smith Equipment Co.	January 1, 2008 (July 1, 2000)
WBI Energy, Inc.1/3	May 1, 2012

Participating Affiliate	Current Effective Date (Original Effective Date)[2]
WBI Energy Midstream, LLC1/3	July 1, 2012 (January 1, 2001)
WBI Energy Transmission, Inc.1/3	July 1, 2012 (January 1, 2009)
WHC, Ltd.	September 1, 2001

1/Eligible employees participating in a management incentive compensation plan or an executive incentive compensation plan are not eligible for a Profit Sharing Contribution. Employees of the WBI Energy Corrosion Services division of WBI Energy Midstream, LLC are excluded from this feature.
2/In the event a Participating Affiliate adopts a Profit Sharing Feature on a date other than January 1, effective as of the date of participation in the Plan, the amount of any such contribution allocated to a Supplement D‑1 Participant shall be based upon Compensation, received while in the employ of the Participating Affiliate after the date of acquisition by the Company or any Affiliate.
3/Requirement to be an Active Employee on the last day of the Plan Year does not apply.
4/The following participants of Kent’s Oil Service are granted vesting service for prior years of service with Spirit Road Oils: Isaias Jaimes, Hideo Lewis, Christopher Niffenegger, Jose Padilla, George Velador, and Anthony Willis.
5/Eligible JTL Casper hourly employees (both union and nonunion), including those employees who participate in the Operating Engineers Local No. 800 & The Wyoming Contractors’ Association, Inc. Pension Trust Fund for Wyoming (JTL MEP employees.)
6/Eligible salaried employees of JTL hired after December 31, 2014 or any other JTL employee who transfers to a salaried position after December 31, 2014.

Explanation: This amendment recognizes that effective August 13, 2015, Oregon Electric Construction, Inc. legally changed its name to On Electric Group, Inc. with no Profit Sharing Contribution change.

2.
Effective August 13, 2015, by replacing the table in Section D-2-2 Eligibility to Share in the Retirement Contribution of Supplement D-2, Provisions Relating to the Retirement Contribution Feature for Certain Participating Affiliates, in its entirety, with the following:

Participating Affiliate	Current Effective Date (Original Effective Date)	Retirement Contribution Amount - Percentage of Compensation
Cascade Natural Gas Corporation (non-bargaining)	January 1, 2011 (July 2, 2007)	5%
Cascade Natural Gas Corporation (Field Operations Bargaining Unit employees hired on or after 1/1/2007)	July 2, 2007	4%
Fidelity Exploration & Production Company[2]	January 1, 2006 (July 2, 2001)	5%

Participating Affiliate	Current Effective Date (Original Effective Date)	Retirement Contribution Amount - Percentage of Compensation
Great Plains Natural Gas Co.	January 1, 2003	5%
Intermountain Gas Company	January 1, 2011 (October 12, 2008)	5%
On Electric Group, Inc.	March 7, 2011	6%
Rocky Mountain Contractors, Inc. (Union) [3]	January 1, 2008	3%
Rocky Mountain Contractors, Inc.	January 1, 2005	5%
WBI Energy Midstream, LLC[1]	July 1, 2012 (January 1, 2001)	5%

1The following participants of WBI Energy Midstream, LLC are excluded:, Grady Breipohl, Jon Forbes, Richard Guderjahn, Steven Haag, Raymond Harms, Wade Hasler, Douglas Henry, Pamela Lynn, Todd Mandeville, Marlin Mogan, and Dale Sudbrack due to participation in the appropriate pension plan replacement contribution.
2The following participants of Fidelity Exploration & Production Company are excluded: Harlan R. Jirges, Marvin E. Rygh, Judy A. Schmitt, and Dennis M. Zander due to participation in the appropriate pension plan replacement contribution.
3Requirement to be compensated for 1,000 hours of service does not apply to Rocky Mountain Contractors, Inc. (Union).
Explanation: This amendment recognizes that effective August 13, 2015, Oregon Electric Construction, Inc. legally changed its name to On Electric Group, Inc. with no Retirement Contribution change.

3.	Effective August 13, 2015, by replacing the following paragraph for Oregon Electric Construction, Inc. on Schedule A to the K-Plan, in its entirety, with the following:

On Electric Group, Inc. (“OEG”) shall make a matching contribution equal to one hundred percent (100%) of each OEG employee’s participating savings contribution, up to the maximum savings contribution of two percent (2%) of compensation for each pay period. Prior to March 7, 2011, OEG did not make matching contributions for OEG employees.

Effective March 7, 2011 and as amended August 13, 2015.

Explanation: This amendment recognizes that effective August 13, 2015, Oregon Electric Construction, Inc. legally changed its name to On Electric Group, Inc. with no matching contribution change.

4.
Effective November 1, 2015, by replacing the table in Section D-2-2 Eligibility to Share in the Retirement Contribution of Supplement D-2, Provisions Relating to the Retirement Contribution Feature for Certain Participating Affiliates, in its entirety, with the following:

Participating Affiliate	Current Effective Date (Original Effective Date)	Retirement Contribution Amount - Percentage of Compensation
Cascade Natural Gas Corporation (non-bargaining)	January 1, 2011 (July 2, 2007)	5%
Cascade Natural Gas Corporation (Field Operations Bargaining Unit employees hired on or after 1/1/2007)	July 2, 2007	4%
Fidelity Exploration & Production Company[2]	January 1, 2006 (July 2, 2001)	5%
Great Plains Natural Gas Co.	January 1, 2003	5%
Intermountain Gas Company	January 1, 2011 (October 12, 2008)	5%
On Electric Group, Inc.	March 7, 2011	6%
Rocky Mountain Contractors, Inc. (non-bargaining)	January 1, 2005	5%
WBI Energy Midstream, LLC[1]	July 1, 2012 (January 1, 2001)	5%

1The following participants of WBI Energy Midstream, LLC are excluded:, Grady Breipohl, Jon Forbes, Richard Guderjahn, Steven Haag, Raymond Harms, Wade Hasler, Douglas Henry, Pamela Lynn, Todd Mandeville, Marlin Mogan, and Dale Sudbrack due to participation in the appropriate pension plan replacement contribution.
2The following participants of Fidelity Exploration & Production Company are excluded: Harlan R. Jirges, Marvin E. Rygh, Judy A. Schmitt, and Dennis M. Zander due to participation in the appropriate pension plan replacement contribution.

Explanation: This amendment removes bargaining unit employees of Rocky Mountain Contractors, Inc. as a Participating Affiliate of Supplement D-2 (Retirement Contribution Feature) of the K-Plan as of November 1, 2015, due to participating in the Eighth District Pension Fund Annuity Plan (a multi-employer pension plan) and clarifies the 5% Retirement Contribution for Rocky Mountain Contractors, Inc. is limited to non-bargaining unit employees.

IN WITNESS WHEREOF, MDU Resources Group, Inc., as Sponsoring Employer of the K-Plan, has caused this amendment to be duly executed by a member of the MDU Resources Group, Inc. Employee Benefits Committee on this 19th day of November, 2015.

MDU RESOURCES GROUP, INC.
EMPLOYEE BENEFITS COMMITTEE

By:	/s/ Doran N. Schwartz
Doran N. Schwartz, Chairman